Exhibit 23.1





                         CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report incorporated herein by reference, which report appears in the December 31, 2002 annual report on Form 10-K of The Beard Company.

                                          COLE & REED, P.C.
                                          Cole & Reed, P.C.



Oklahoma City, Oklahoma
September 19, 2003